SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

19105 West Capital Drive Brookfield, WI	53045
(Address of Principal Executive Offices)	(Zip Code)

262-790-2120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 28, 2004, the Company's Board of Directors appointed Harold Mueller as a Class II Director of the Company to serve until the 2006 annual meeting of the Company's shareholders or until his prior death, resignation or removal. Mr. Mueller was appointed as a director of the Company pursuant to the terms of the Amended and Restated Merger Agreement dated as of June 11, 2004 among the Company, Merchants Merger Corp. and Random Lake Bancorp Limited.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.
Date: November 2, 2004
BY    /s/ John M. Krawczyk
       ___________________________________
John M. Krawczyk, Executive Vice
                                                                                          President and Secretary

3